UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 25, 2015

30DC, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-30999	16-1675285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 962-4400

Registrant's telephone number, including area code

____________________________________

 (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 2 - FINANCIAL INFORMATION

 Item 2.01 Completion of Acquisition or Disposition of Assets

On July 30, 2015, the 30DC, Inc. ("the Company") board of directors approved two agreements, one with Marillion Partnership ("Marillion") and one with Netbloo Media, Ltd. ("Netbloo") each of which acquired certain Internet Marketing business assets ("IM Assets") from the Company in exchange for a portion of the 30DC common stock that each held.   The Marillion transaction included The Challenge, rights to the company's coaching and mentoring business and affiliate marketing rights. Consideration for the Marillion transaction was 10 million (10,000,000) common shares in 30DC.  The Netbloo transaction included Market Pro Max and a portfolio of e-commerce training courses.  Consideration for the Netbloo transaction was 6,743,681 common shares in 30DC.   The Company expects the net book value of the assets being divested, which consists of intangible assets and goodwill, to exceed the fair market value of the shares redeemed on the date the transactions were approved by approximately $200,000.

As a result of the transactions the Company's issued and outstanding shares have been reduced from 76,853,464 to 60,109,783.  Prior to the transactions Marillion held 23.67% and Netbloo held 17.55% of the Company's issued and outstanding common stock.  After the transactions, Marillion holds 13.62% and Netbloo holds 11.22% of the Company's issued and outstanding common stock.

Simultaneous with the transactions, the services agreement with Marillion, through which Edward Dale served as the Company's chief executive officer was terminated.  The services agreement with Netbloo was revised to reflect a reduction in annual compensation from $300,000 to $150,000 and the services to be provided were refocused to be exclusively for the Company's core digital publishing technology.

The transactions with Marillion and Netbloo followed the Company's decision, after an extensive strategic review, to focus on its core digital publishing technology including the Company's flagship product, the MagCast Publishing Platform ("MagCast").  Since MagCast was introduced in June 2012, MagCast and related service offerings have accounted for the majority of the Company's revenue.  For the year ended June 30, 2015 MagCast related revenue exceeded 70% of total revenue and the Company believes focusing its resources and product development on this core technology aligns with its vision to grow the business.

 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

As a result of the divesture of the Internet Marketing Business Assets, discussed in Item 2.01, there was a resulting change in the ownership structure of the Company. As a result of the transactions, Marillion and Netbloo, which were both a greater than 10% shareholders, returned 10,000,000 and 6,743,681 shares of our common stock respectively to the Company to be cancelled and returned to treasury.  After such cancelation, Marillion holds 8,188,440 and Netbloo holds 6,743,682 shares of the Company's common stock.

The beneficial owners of 5% or more of our stock and the holdings of our officers and directors are as listed in the following tables.

Name of Beneficial Owner	Number of Shares Pre-Divesture	Percent of Class Pre-Divesture (1)	Number of Shares Post-Divesture	Percent of Class Post-Divesture (2)
Edward Dale, Director, Former President and Former CEO (Directly and Beneficially through Marillion Partnership)	20,036,440	26.07%	10,036,440	16.70%

Gregory H. Laborde, Director (Beneficially through GHL Group, Ltd.)	3,507,250	4.56%	3,507,250	5.83%

Theodore A. Greenberg, CFO, Secretary and Director (3)	3,180,770	2.19%	3,180,770	2.80%

Pierce McNally, Director (4)	292,500	0. 13%	292,500	0.17%

Henry Pinskier, Director and Chairman of the Board (5)	1,747,000	0.32%	1,747,000	0.41%
Jonathan Lint (Beneficially through Netbloo Media, Ltd.)	13,487,363	17.55%	6,743,682	11.22%

Clinton Carey	3,432,000	4.47%	3,432,000	5.71%
All Directors and Executive Officers as a Group (5 persons)	28,763,960	33.27%	18,763,960	25.91%

(1) At July 30, 2015, the Company had 76,853,464 shares of its common stock issued and outstanding.  The Company had 3,600,000 options issued and outstanding which were exercisable, but these options are not included in this calculation as the Company considers them to be "out of the money" and does not expect the status to change in the next 60 days.

(2) After the return of the 16,743,681 shares, the Company will have 60,109,783 shares of its common stock issued and outstanding. The Company had 3,600,000 options issued and outstanding which were exercisable, but these options are not included in this calculation as the Company considers them to be "out of the money" and does not expect the status to change in the next 60 days.

(3) Mr. Greenberg's ownership total includes 1,500,000 options which were exercisable at July 30, 2015 but not in the money and not included in his percentage.

(4) Mr. McNally's ownership total includes 192,500 options which were exercisable at July 30, 2015, but not in the money and not included in his percentage.

(5) Mr. Pinskier's ownership total includes 1,500,000 options which were exercisable at July 30, 2015 but not in the money and not included in his percentage.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the transaction, Mr. Dale, whose services were provided through a contract with the Marillion Partnership, has resigned as the Company's Chief Executive Officer and President, effective July 30, 2015.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 25, 2015, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9  - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following is a complete list of the pro forma financial statements filed as a part of this Report.

Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended March 31, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2014.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Acquisition Agreement with Marillion Partnership, dated June 15, 2015 (Approved July 30, 2015)
10.2	Acquisition Agreement with Netbloo Media, Ltd., dated July 21, 2015 (Approved July 30, 2015)
10.3	Services Agreement with Netbloo Media, Ltd., dated July 21, 2015 (Approved July 30, 2015)
99.1	Press Release dated August 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

30DC, INC.

By: /s/ Theodore A. Greenberg

Theodore A. Greenberg,

Chief Financial Officer

Date: August 25, 2015

30DC, INC.

INTRODUCTION TO PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The following unaudited pro forma condensed consolidated financial statements give effect to the divestiture by 30DC, Inc. ("30DC" or "the Company") of a portfolio of Internet Marketing  business assets to the Marillion Partnership ("Marillion) and Netbloo Media, Ltd ("Netbloo"), in exchange for 30DC shares held by Marillion and Netbloo, on July 30, 2015 ("Transactions").  Prior to the Transactions, Marillion owned 18,188,440 30DC common shares which represented 23.67% of the outstanding common shares and Netbloo owned 13,487,363 30DC common shares which represented 17.55% of the outstanding common shares.  After the Transactions, Marillion owns 8,188,440 30DC common shares which represents 13.62% of the outstanding common shares and Netbloo owns 6,743,682 30DC common shares which represented 11.22% of the outstanding common shares.  Both Marillion and Netbloo originally obtained their shares in transactions where they contributed business assets to the Company, including some of the assets which are being divested in the Transactions.  The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro forma condensed combined financial statements.

Pro  Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet removes amounts which were included for the Internet Marketing business assets which were divested by 30DC on July 30, 2015 and 16,743,681 common shares which were redeemed as part of the divestiture transactions. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 as if the transaction had occurred on that date and the unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2015 and the year ended June 30, 2014 as if the transaction had occurred on the first day of each period presented removes amounts which had been included for the Internet Marketing business assets which 30DC divested on July 30, 2015.

The unaudited pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the historical financial statements of 30DC including Form 10-Q for the nine months ending March 31, 2015 which was filed May 13, 2015 and Form 10-K for the year ended June 30, 2014 which was filed October 10, 2014. These unaudited pro forma condensed consolidated financial statements may not be indicative of what would have occurred if the Internet Marketing business assets had actually been divested on the indicated dates and should not be relied upon as an indication of future results of operations.

Contract For Services Agreements

The Company and Marillion were parties to a contract for services agreement, which included Edward Dale acting as Chief Executive Officer for the Company, which expired in July 2012 and was extended on a month to month basis under the same terms.  Terms of the Transaction include the parties' agreement that the contact for services agreement has been terminated.

The Company and Netbloo were parties to a contract for services agreement, which was going to expire September 30, 2015. The parties have executed a revised contract for services agreement which is included with this filing.

30DC, INC. AND SUBSIDIARY
Pro Forma Condensed Consolidated Balance Sheet
March 31, 2015
Unaudited

		Pro Forma
	As Filed	Adjustments	Pro Forma

Assets

Current Assets

Cash and Cash Equivalents	$ 44,148		$ 44,148
Restricted Cash	90,000		90,000
Accrued Commissions Receivable	11,036		11,036
Accounts Receivable	27,116		27,116
Prepaid Expenses	18,620		18,620
Assets of Discontinued Operations	86,750		86,750

Total Current Assets	277,670	-	277,670
			-
Property and Equipment, Net	18,536		18,536
Intangible Assets, Net	170,500	(39,508)	130,992
Goodwill	2,027,564	(356,848)	1,670,716

Total Assets	$ 2,494,270	$ (396,356)	$2,097,914

Liabilities and Stockholders' Equity

Current Liabilities

Accounts Payable	$ 247,698		$ 247,698
Accrued Expenses and Refunds	610,978		610,978
Deferred Revenue	116,033	(4,370)	111,663
Due to Related Parties	1,056,685		1,056,685
Liabilities of Discontinued Operations	211,200		211,200

Total Current Liabilities	2,242,594	(4,370)	2,238,224

Total Liabilities	2,242,594	(4,370)	2,238,224

Stockholders' Equity

Preferred Stock, Par Value $0.001, 10,000,000 Authorized, -0- Issued	-
Common Stock, Par Value $0.001, 100,000,000 authorized,
60,109,703 pro forma issued and outstanding	76,853	(16,744)	60,109
Paid in Capital	3,844,315	(375,243)	3,469,072
Accumulated Deficit	(3,566,634)		(3,566,634)
Accumulated Other Comprehensive Loss	(102,858)		(102,858)

Total Stockholders' Equity	251,676	(391,986)	(140,310)

Total Liabilities and Stockholders' Equity	$ 2,494,270	$ (396,356)	$2,097,914

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

30DC, INC. AND SUBSIDIARY
Pro Forma Condensed Consolidated Statements of Operations
For the Nine Months Ended March 31, 2015
Unaudited
		Pro Forma
	As Filed	Adjustments	Pro Forma

Revenue

Commissions	$ 44,223	$ (44,223)	$ -
Subscription Revenue	89,263	(36,949)	52,314
Products and Services	843,604	(199,681)	643,923

Total Revenue	977,090	(280,853)	696,237

Operating Expenses	1,425,535	(369,967)	1,055,568

Operating Income (Loss)	(448,445)	89,114	(359,331)

Other Income	-	-	-

Income (Loss) From Continuing Operations	(448,445)	89,114	(359,331)

Income (Loss) From Discontinued Operations	(33,715)	-	(33,715)

Net Income (Loss)	$ (482,160)	$ 89,114	$ (393,046)

Weighted Average Common Shares Outstanding
Basic	76,853,464	(16,743,681)	60,109,783
Diluted	76,853,464	(16,743,681)	60,109,783
Earnings Per Common Share (Basic)
Continuing Operations	$ (0.01)	$ (0.01)	$ (0.01)
Discontinued Operations	(0.00)	0.00	(0.00)
Net Income (Loss) Per Common Share	$ (0.01)	$ (0.01)	$ (0.01)

Earnings Per Common Share (Diluted)
Continuing Operations	$ (0.01)	$ (0.01)	$ (0.01)
Discontinued Operations	(0.00)	0.00	(0.00)
Net Income (Loss) Per Common Share	$ (0.01)	$ (0.01)	$ (0.01)

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

30DC, INC. AND SUBSIDIARY
Pro Forma Condensed Consolidated Statement of Operations
Year Ended June 30, 2014
Unaudited
		Pro Forma
	As Filed	Adjustments	Pro Forma

Revenue

Commissions	$ 79,954	$ (79,954)	$ -
Subscription Revenue	25,794	(10,861)	14,933
Products and Services	2,689,885	(349,214)	2,340,671

Total Revenue	2,795,633	(440,029)	2,355,604

Operating Expenses	2,843,828	(516,291)	2,327,537

Operating Income (Loss)	(48,195)	76,262	28,067

Other Income (Expense)

Forgiveness of Debt	93,513		93,513

Total Other Income (Expense)	93,513	-	93,513

Income (Loss) From Continuing Operations	45,318	76,262	121,580

Income (Loss) From Discontinued Operations	13,600		13,600

Net Income (Loss)	$ 58,918	$ 76,262	$ 135,180

Weighted Average Common Shares Outstanding
Basic	83,758,982	(16,743,681)	67,015,301
Diluted	84,616,125	(16,743,681)	67,872,444
Income (Loss) Per Common Share (Basic and Diluted)
Continuing Operations	$ (0.01)	$ (0.01)	$ 0.00
Discontinued Operations	0.00	0.00	0.00
Net Income (Loss) Per Common Share	$ 0.00	$ (0.01)	$ 0.00

The accompanying notes are an integral part of the consolidated financial statements.

30DC, INC.

NOTES TO PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2015

The 30DC, Inc. ("30DC" or "the Company") pro forma condensed consolidated balance sheet is derived from the unaudited interim balance sheet for March 31, 2015.  Pro forma adjustments were made to remove from the balance sheet the amounts which had been included for the Internet Marketing business assets 30DC divested on July 30, 2015.  As part of the divestiture the Company redeemed 10,000,000 of its common shares from the Marillion Partnership and 6,743,681 of its common shares from Netbloo Medial, Ltd., each of which received a portfolio of the Internet Marketing business assets.  A pro forma adjustment was made to remove the 16,743,681 shares from the shareholders' equity section of the balance sheet.  The common shares are being canceled and paid in capital has been adjusted for the net book value of the assets divested in excess of the par value amount of the shares redeemed.

The amount of goodwill carrying value at March 31, 2015 which was attributed to the Internet Marketing  business assets which were divested was estimated based upon Accounting Standards Update 350-20-40 and the relative estimated fair market values of the Internet Marketing business assets redeemed and all other businesses owned by 30DC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months ended March 31, 2015

The 30DC, Inc. ("30DC") pro forma condensed consolidated statement of operations for nine months ended March 31, 2015 is derived from the unaudited interim statement of operations for the nine months ended March 31, 2015.  Adjustments were made to remove from the statement of operations the amounts which had been included for the Internet Marketing business assets which 30DC divested on July 30, 2015.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year ended June 30, 2014

The 30DC, Inc. ("30DC") pro forma condensed consolidated statement of operations for the year ended June 30, 2014 is derived from the audited statement of operations for the year ended June 30, 2014.  Adjustments were made to remove from the statement of operations the amounts which had been included for the Internet Marketing business assets which 30DC divested on July 30, 2015.